Exhibit 10.2

Execution Version

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY COMPARABLE STATE SECURITIES LAW. EXCEPT AS EXPRESSLY PROVIDED HEREIN, NEITHER THIS NOTE NOR ANY PORTION HEREOF OR INTEREST HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS THE SAME IS REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE BORROWER HAS RECEIVED EVIDENCE OF SUCH EXEMPTION REASONABLY SATISFACTORY TO THE BORROWER.

SECURED PROMISSORY NOTE
DUE ON THE MATURITY DATE DEFINED HEREIN

$10,000,000 18 November 2025

FOR VALUE RECEIVED as set out in the Agreed Funds Flow, Garth Howat, a natural person residing at Casa Oliveira, Rua Lucrecia Dos Santos, Portugal. 8135-016, (herein called the “Borrower”), hereby promises to pay to the order of EXODUS MOVEMENT, INC., a Delaware corporation (“Lender”), or its assigns (hereinafter referred to as the “Holder”), the principal sum of $10,000,000, or so much thereof as remains outstanding from time to time, together with capitalized interest and accrued but uncapitalized interest thereon as provided below, to be made available solely to the Borrower (and not the public generally) by the Lender at the request of the Borrower, on a one-off basis, outside of lending activities by the Lender in Portugal and as part of a broader series of transactions as set out in the Purchase Agreement. Payment of the principal of and interest on this Note will be made in currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at such address or to such account, as applicable, as shall be designated to the Borrower by the Holder.

1.
Definitions. As used herein, the following terms will be deemed to have the meanings set forth below:

“Agreed Funds Flow” means the funds flow initialed for identification by counsel for the Lender and counsel for the Borrower.

“Bankruptcy Code” means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. § 101, et seq.).

“Borrower” has the meaning set forth in the introductory paragraph of this Note and includes any Person that succeeds to or assumes the obligations of the Borrower under this Note.

“Bridge Loan Agreement” means the loan agreement dated on or about the date hereof between the Lender and W3C.

“Business Day” means any day that is not a Saturday, Sunday, or other day on which national banks are authorized or required to close.

“Coupon Rate” means 6 per cent. per annum, calculated on the basis of a 365-day year.

“Closing Date” has the meaning given to it in the Purchase Agreement.

“Insolvency Proceeding” means, with respect to any Person, (a) any case, action or proceeding with respect to such Person before any court or other governmental agency or authority

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relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors, in either case undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code.

“Maturity Date” means the earlier of (a) the Closing Date; (b) (if and only if the Purchase Agreement is terminated in full other than for W3C Breach) the earlier of (x) the day falling 60 days after a change of control of W3C; and (y) the later of (i) the first anniversary of such termination of the Purchase Agreement; and (ii) six months after the date on which the Bridge Loan becomes due and payable; and (c) (if and only if the Purchase Agreement is terminated in full for W3C Breach) 60 days following such termination.

“Note” means this promissory note issued by the Borrower.

“Person” means any person, corporation, general or limited partnership, joint venture, trust, limited liability company, association or other entity or organization, including a government or political subdivision or any agency or instrumentality thereof.

“Pledged Collateral” means the collateral described in the W3C Pledge Agreement.

“Purchase Agreement” means the agreement to be dated on or about the date hereof between, among others, the Lender and W3C.

“Securities Act” means the Securities Act of 1933, as amended.

“Triggering Event” means:

(a)
Any representation made by the Borrower in Section (3) is untrue in any material respect; or
(b)
The Borrower (i) ceases or fails to be solvent, or generally fails to pay, or admits in writing their inability to pay, their debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) commences any Insolvency Proceeding; or (iii) takes any action to effectuate or authorize any of the foregoing; or
(c)
(i) Any involuntary Insolvency Proceeding is commenced or filed against the Borrower, or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of the Borrower's assets or properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within 60 days after commencement, filing or levy; (ii) the Borrower admits the material allegations of a petition against them in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or (iii) the Borrower acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar person for themselves or a substantial portion of its assets, property or business; or
(d)
for so long as the Bridge Loan Agreement is outstanding, an Event of Default (as defined in the Bridge Loan Agreement) occurs and is continuing under the Bridge Loan Agreement or a material misrepresentation made thereunder.

“W3C” means W3C Corp., a corporation incorporated in Delaware with registration number 4625121 and having its registered address at 1201 Orange Street, Suite 600, Wilmington, DE 19801.

“W3C Breach” means the termination of the Acquisition Agreement (i) by the Lender following the exercise of the Lender’s right to terminate the Acquisition Agreement pursuant to Section 9.1(c) thereof or pursuant to Section 9.1(b), Section 9.1(e) or Section 9.1(f) thereof, in each case, if at such time of termination the Lender would have been entitled to terminate the Acquisition Agreement pursuant to Section 9.1(c); or (ii) by the Company pursuant to Section 9.1(b), Section 9.1(e) or Section 9.1(f) thereof, in each case, if at such time of termination the Lender would have been entitled to terminate the Acquisition Agreement pursuant to Section 9.1(c).

“W3C Pledge Agreement” means the pledge agreement relating to equity and loan interests of W3C between the Borrower and the Lender dated on or about the date hereof.

2.
Payments. (a) The principal amount of this Note may be repaid from time to time at the option of the Borrower without penalty or premium. The foregoing notwithstanding, the entire unpaid principal balance of this Note, together with all capitalized interest, and all accrued and unpaid interest thereon, shall be repaid in full on the Maturity Date. If the Maturity Date occurs by virtue of the occurrence of the Closing Date, then the Borrower irrevocably authorizes the Lender to discharge this Note by applying the amount otherwise due to the Borrower or W3C under the Purchase Agreement towards the discharge of the Loan.
(a)
Interest shall accrue on the outstanding balance of the Note at the Coupon Rate. Accrued interest shall be capitalized and added to the outstanding principal amount of the Note every three months, with the first such capitalization date occurring on the day falling three months after the date of this Note.
3.
Representations: The Borrower represents to the Lender that all written factual information supplied to the Lender in contemplation of the transactions contemplated by the Note was true in all material respects as at its date and (taken as a whole) did not omit anything material, no material change has occurred since the date of the information supplied which renders it untrue or misleading in any material respect, and all written projections and statements of belief and opinion given by (or on behalf of) it to the Lender were made in good faith based upon assumptions believed to be reasonable at the time of preparation. The Borrower represents and warrants that the proceeds of indebtedness evidenced hereby shall be applied for business, commercial, investment or other similar purposes and not for personal, family or household use.
4.
Acceleration. Upon the occurrence of a Triggering Event and during the continuation thereof, the entire principal balance of this Note, together with all accrued and unpaid interest payable hereunder, shall, at the Holder's election, immediately become due and payable, without presentment, notice, or demand of any kind; provided, however, that upon the occurrence of a Triggering Event under clauses (b) or (c) of said definition, the entire principal balance of this Note, together with all accrued and unpaid interest payable hereunder shall immediately become due and payable without any action on the part of the Holder.
5.
Security Interest and Related Provisions; Use of Proceeds.
(a)
In order to secure the Borrower’s obligations under this Note, the Borrower has entered into the W3C Pledge Agreement.

(b)
The Holder and each affiliate thereof (other than the Borrower, to the extent constituting an affiliate) is hereby authorized, without notice or demand (each of which is hereby waived by the Borrower), at any time and from time to time (whether or not a Triggering Event has occurred or is continuing) and to the fullest extent permitted by applicable law, to setoff and apply any and all proceeds from any source (including, without limitation, any proceeds of Pledged Collateral) at any time owing to the Borrower against any payment obligation of the Borrower arising hereunder, whether or not any demand was made with respect to any such obligation. The Holder agrees promptly to notify the Borrower after any such setoff and application made by the Holder or an affiliate thereof; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The setoff rights granted hereby are in addition to any other rights and remedies (including other rights of setoff) that the Holder (and its affiliates) may have hereunder or under applicable law. In no event shall the Borrower exercise any right of setoff, recoupment or any similar right or remedy.
6.
Portuguese Stamp Duty, Tax Indemnity and Tax Gross-Up.
(a)
The Borrower acknowledges that solely it shall be liable for any applicable taxes, levies, imposts, duties, charges, fees, deductions or withholdings of any nature whatsoever (collectively, “Taxes”) in connection with this Note, including for the timely payment of any applicable Portuguese stamp duty (imposto do selo) due with the Portuguese Tax Authorities. The Borrower further undertakes to provide evidence of payment of the relevant Portuguese stamp duty (imposto do selo) within 3 (three) days upon request of the Lender or Holder (as applicable).
(b)
The Borrower shall indemnify and hold harmless the Lender or Holder (as applicable) against any and all Taxes (including, without limitation, Portuguese stamp duty (imposto do selo)) imposed in connection with this Note, the Pledge Agreement, or any payment hereunder or thereunder, together with any related interest, penalties, fines, costs or expenses. The obligations under this Section shall survive repayment of this Note. Specifically, the Borrower shall fully indemnify and hold harmless the Lender or the Holder (as applicable) from and against any liability, loss, cost, interest, penalty, fine, expense or claim whatsoever arising out of or in connection with (i) any Portuguese stamp duty (imposto do selo) triggered by this Note, (ii) any failure or delay by the Borrower in obtaining or providing the tax payment forms (guias de pagamento), (iii) any failure or delay in the payment of such stamp duty (imposto do selo), or (iv) any action taken by the Lender or the Holder (as applicable) to pay such stamp duty on behalf of the Borrower.
(c)
Notwithstanding the above, all payments by the Borrower under this Note shall be made free and clear of, and without deduction or withholding for or on account of, any Taxes, unless required by law. If any such deduction or withholding is required by law, the Borrower shall (i) make such deduction or withholding, (ii) pay the amount deducted or withheld to the relevant taxing authority, (iii) increase the payment to the Lender or Holder (as applicable) to ensure that the Lender or Holder (as applicable) receives the full amount it would have received had no deduction or withholding been made, and (iv) provide evidence of payment to the relevant tax authority.
7.
Miscellaneous.
(a)
Any notice or other communication required by the provisions of this Note shall be given in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile to the Holder or the Borrower, as the case may be, at (in the case of the Holder) such address as the Holder may identify to the Borrower in writing from time to time, and (in the case of the Borrower) their address set forth on the signature page hereof. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient).
(b)
In no event shall the interest rate or rates payable under this Note exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. The Borrower by its issuance hereof and the Holder by its acceptance hereof intend to legally agree upon the rate of interest and manner of payments stated herein; provided, however, that, anything contained herein to the contrary notwithstanding, if said rate or rates of interest or manner of payment exceeds the maximum rate allowable under applicable law, then, ipso facto as of the date of this Note, the Borrower is and shall be liable only for the payment of such maximum amount as allowed by law, and payment received from the Borrower in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of this Note to the extent of such excess.
(c)
The Borrower and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand, and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder. Time is of the essence with respect to the performance of all obligations evidenced by this Note. In the event more than one Person shall sign this Note as a “Borrower”, the obligations of each such Person hereunder shall be joint and several.
(d)
The Borrower agrees to pay to the Holder any and all reasonable and documented costs and expenses, including reasonable and documented attorneys' fees and expenses, that the Holder may incur in connection with (i) the collection of all sums payable hereunder or (ii) the exercise or enforcement of any of the rights, powers or remedies of the Holder under this Note or applicable law (including in connection with any bankruptcy proceeding or workout). Any such amounts shall be payable reasonably promptly following demand, with interest at the rate provided above for overdue principal and interest.
(e)
No failure or delay on the part of the Holder in the exercise of any power, right or remedy under this Note shall impair such power, fight or remedy or shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude other or further exercise of such or any other power, fight or remedy. No amendment of any provision of this Note (including a waiver thereof or consent relating thereto) shall be effective unless the same shall be in writing and signed or consented to by the Holder.
(f)
This Note is intended by the Borrower as a final expression of its agreement regarding the subject matter hereof and contains a complete and exclusive statement of the terms and conditions of such agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Note and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

8.
Time of the Essence. Time is of the essence with respect to every provision hereof.
9.
Headings. Headings at the beginning of each numbered paragraph of this Note are intended solely for convenience and are not to be deemed or construed to be part of this Note.
10.
Governing Law. This Note shall be interpreted, construed and enforced according to the substantive laws of the State of New York without giving effect to its principles of choice of law or conflicts of law
11.
Amendments; Integration. THE PROVISIONS OF THIS NOTE MAY BE AMENDED OR REVISED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE BORROWER AND LENDER. THIS NOTE AND THE PLEDGE AGREEMENT EMBODY THE FINAL, ENTIRE AGREEMENT OF BORROWER AND LENDER AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF BORROWER AND LENDER. THERE ARE NO ORAL AGREEMENTS BETWEEN BORROWER AND LENDER.
12.
Assignment by Lender. On and from the date on which the Purchase Agreement is terminated for whatever reason, the Holder shall have the unrestricted right at any time or from time to time to assign or grant participation interests in this Note without the prior written consent of W3C (provided that no such assignment or novation may be made to a person (i) whose principal business is in direct competition with W3C or any of its subsidiaries, (ii) who is a supplier of W3C or any of its subsidiaries, or (iii) is a customer of W3C or any of its subsidiaries). Borrower shall execute, acknowledge and deliver any and all instruments reasonably requested by Lender to satisfy such participants that the unpaid indebtedness evidenced by this Note is outstanding upon the terms and provisions set out in this Note. To the extent, if any, specified in such participation, such participant(s) shall have the rights and benefits with respect to this Note as such participant(s) would have if they were the Lender hereunder. Prior to the date on which the Purchase Agreement is so terminated, the Holder may not assign or grant participation interests in this Note without the prior written consent of W3C.
13.
SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.
(a)
BORROWER, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (A) SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS NOTE, (B) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COUNTY WHERE THE SECURITY PROPERTY IS LOCATED OR IN NEW YORK COUNTY, NEW YORK, (C) SUBMITS TO THE JURISDICTION OF SUCH COURTS AND, (D) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREES THAT THE BORROWER WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY FORUM OTHER THAN SUCH COURTS (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF HOLDER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). BORROWER FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO THE BORROWER AT THE ADDRESS WHERE THE SECURITY PROPERTY IS

LOCATED, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).
(b)
BORROWER AND LENDER, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE, RELINQUISH AND FOREVER FOREGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS NOTE OR ANY CONDUCT, ACT OR OMISSION OF LENDER OR BORROWER, OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH LENDER OR BORROWER, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.
14.
Counterparts. This Note may be executed in multiple counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument.

[Remainder of page left intentionally blank.]

IN WITNESS WHEREOF, the undersigned have executed this Note effective as of the date first above written.

/s/ Garth Howat
Name: Garth Howat

Accepted and agreed by:

EXODUS MOVEMENT INC.

as Lender

/s/ Jon Paul Richardson

Name: Jon Paul Richardson

[Promissory Note – Signature Page]